Bear Stearns Logo                                     BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                            New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294 fax

_______________________________________________________________________________





                       NEW ISSUE COMPUTATIONAL MATERIALS



                           $435,423,000 (Approximate)
                            HOME LOAN-BACKED NOTES,
                                SERIES 2001-HI3


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2001-HI3
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                                 JUNE 11, 2001



________________________________________________________________________________
                                Bear Stearns Logo

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Bear Stearns Logo                                     BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                            New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294 fax

_______________________________________________________________________________




STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.


________________________________________________________________________________
                                Bear Stearns Logo

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2001-HI3
Computational Materials: Information Relating to the Collateral
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------------
 GROUP                                            I               II            TOTAL
--------------------------------------------------------------------------------------
 Percent of Aggregate Pool                   97.55%            2.45%          100.00%
--------------------------------------------------------------------------------------
 Current Principal Balance (as of      $415,058,883      $10,423,158     $425,482,040
6/1/01)
 Loan Count                                  10,751              182           10,933
 Average Current Principal Balance          $38,607          $57,270          $38,917
 Range of Current Principal                $8,011 -        $11,494 -         $8,011 -
Balance                                    $100,000          $99,914         $100,000
        Up to $25,000.00                      9.46%            1.16%            9.26%
        $25,000.01 to $50,000.00             63.11%           28.76%           62.27%
        $50,000.01 to $75,000.00             26.72%           64.78%           27.65%
        $75,000.01 to $100,000.00             0.71%            5.30%            0.82%
--------------------------------------------------------------------------------------
  GROSS COUPON
  Weighted Average                          13.559%          13.138%          13.548%
  Range of Gross Coupons           8.300% - 19.200% 6.000% - 17.875% 6.000% - 19.200%
        6.000% to 6.999%                      0.00%            0.71%            0.02%
        8.000% to 8.999%                      0.02%            0.78%            0.04%
        9.000% to 9.999%                      0.16%            0.11%            0.15%
        10.000% to 10.999%                    0.71%            0.34%            0.70%
        11.000% to 11.999%                   11.17%           11.16%           11.17%
        12.000% to 12.999%                   29.20%           34.37%           29.32%
        13.000% to 13.999%                   32.43%           33.89%           32.47%
        14.000% to 14.999%                   14.85%           15.73%           14.88%
        15.000% to 15.999%                    6.34%            1.24%            6.22%
        16.000% to 16.999%                    3.26%            0.00%            3.18%
        17.000% to 17.999%                    1.59%            1.68%            1.59%
        18.000% to 18.999%                    0.25%            0.00%            0.25%
        19.000% to 19.999%                    0.01%            0.00%            0.01%
--------------------------------------------------------------------------------------
 WA Original Term to Maturity                   237              250              237
(mos)
 WA Remaining Term to Maturity                  235              248              235
(mos)
        Up to 60                              0.24%            0.57%            0.24%
        61 to 120                             3.87%            1.19%            3.80%
        121 to 180                           38.48%           30.31%           38.28%
        181 to 240                           16.10%           16.62%           16.11%
        241 to 300                           41.32%           51.31%           41.57%
--------------------------------------------------------------------------------------
  CREDIT SCORE
  Weighted Average                              695              703              695
  Range of Credit Scores                 640 to 802       641 to 795       640 to 802
        640 to 659                            7.14%            2.53%            7.03%
        660 to 679                           23.92%           19.72%           23.82%
        680 to 699                           25.84%           26.31%           25.85%
        700 to 719                           23.61%           23.92%           23.61%
        720 to 739                           12.67%           15.71%           12.74%
        740 to 759                            4.91%            6.87%            4.96%
        760 to 779                            1.54%            4.24%            1.61%
        780 to 799                            0.36%            0.70%            0.37%
        800 to 819                            0.01%            0.00%            0.01%
--------------------------------------------------------------------------------------


________________________________________________________________________________
                                Bear Stearns Logo

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2001-HI3
Computational Materials: Information Relating to the Collateral
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------------
 GROUP                                            I               II            TOTAL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 Percent of Aggregate Pool                   97.55%            2.45%          100.00%
--------------------------------------------------------------------------------------
 Balloon / Fully Amortizing          0.31% / 99.69%   1.15% / 98.85%   0.33% / 99.67%
 First Lien / Second Lien            0.05% / 99.95%  0.00% / 100.00%   0.05% / 99.95%
--------------------------------------------------------------------------------------
   ORIGINAL CLTV
   Weighted Average                         117.25%          114.01%          117.17%
        Up to 50.00%                          0.07%            0.00%            0.06%
        50.01% to 60.00%                      0.02%            0.00%            0.01%
        60.01% to 70.00%                      0.13%            0.00%            0.13%
        70.01% to 80.00%                      0.51%            0.89%            0.52%
        80.01% to 90.00%                      0.67%            0.48%            0.66%
        90.01% to 100.00%                     3.92%            4.51%            3.93%
        100.01% to 105.00%                    3.94%            8.47%            4.05%
        105.01% to 110.00%                    9.40%           15.35%            9.55%
        110.01% to 115.00%                   14.46%           25.07%           14.72%
        115.01% to 120.00%                   19.68%           22.08%           19.74%
        120.01% to 125.00%                   47.21%           22.46%           46.60%
        125.01% to 130.00%                    0.01%            0.69%            0.02%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  DEBT-TO-INCOME RATIO
   Weighted Average                          40.27%           41.28%           40.29%
        Up to 5.000%                          0.01%            0.00%            0.01%
        10.001% to 15.000%                    0.07%            0.00%            0.07%
        15.001% to 20.000%                    0.47%            0.00%            0.46%
        20.001% to 25.000%                    2.19%            3.37%            2.22%
        25.001% to 30.000%                    6.50%            4.76%            6.45%
        30.001% to 35.000%                   14.12%           10.71%           14.04%
        35.001% to 40.000%                   21.48%           19.87%           21.44%
        40.001% to 45.000%                   34.31%           32.27%           34.26%
        45.001% to 50.000%                   20.82%           29.01%           21.02%
        50.001% to 55.000%                    0.03%            0.00%            0.03%
--------------------------------------------------------------------------------------
   JUNIOR RATIO
   Weighted Average                          30.43%           20.60%           30.19%
        Up to 10.000%                         0.12%            2.89%            0.19%
        10.001% to 20.000%                   11.49%           45.96%           12.34%
        20.001% to 30.000%                   41.94%           47.70%           42.08%
        30.001% to 40.000%                   31.75%            1.95%           31.02%
        40.001% to 50.000%                   11.14%            0.87%           10.89%
        50.001% to 60.000%                    2.64%            0.62%            2.59%
        60.001% to 70.000%                    0.70%            0.00%            0.69%
        70.001% to 80.000%                    0.17%            0.00%            0.17%
        80.001% to 90.000%                    0.03%            0.00%            0.03%
        90.001% to 100.000%                   0.01%            0.00%            0.01%
--------------------------------------------------------------------------------------


________________________________________________________________________________
                                Bear Stearns Logo

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2001-HI3
Computational Materials: Information Relating to the Collateral
________________________________________________________________________________

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------------
 GROUP                                            I               II            TOTAL
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 Percent of Aggregate Pool                   97.55%            2.45%          100.00%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
  RESIDUAL INCOME
   Weighted Average                          $3,277           $5,887           $3,340
        Up to $1499.99                        0.05%            0.34%            0.06%
        $1500.00 - $1999.99                  11.06%            1.33%           10.82%
        $2000.00 - $2999.99                  38.34%            2.12%           37.45%
        $3000.00 - $3999.99                  28.33%           15.75%           28.02%
        $4000.00 - $4999.99                  12.63%           18.82%           12.78%
        $5000.00 - $5999.99                   6.00%           24.96%            6.47%
        $6000.00 and above                    3.59%           36.68%            4.40%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
PROPERTY TYPE
 Single Family                               90.95%           85.64%           90.82%
 PUD Detached                                 4.47%           12.73%            4.67%
 Condominium                                  2.61%            1.15%            2.57%
 PUD Attached                                 0.98%            0.48%            0.97%
 Townhouse                                    0.63%            0.00%            0.62%
 2 - 4 Family                                 0.33%            0.00%            0.32%
 Manufactured Housing                         0.03%            0.00%            0.03%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
OCCUPANCY STATUS
 Owner Occupied                             100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
DOCUMENTATION
 Full Documentation                         100.00%          100.00%          100.00%
--------------------------------------------------------------------------------------
LOAN PURPOSE
 Debt Consolidation                          86.94%           79.33%           86.75%
 Cash Out                                     8.22%            9.93%            8.26%
 Home Improvement / Debt                      1.95%            1.92%            1.95%
Consolidation
 Rate/Term Refinance                          1.56%            2.87%            1.59%
 Home Improvement                             0.11%            1.91%            0.16%
 Convenience                                  0.05%            1.13%            0.07%
 Purchase Money                               0.00%            0.48%            0.01%
 Education                                    0.01%            0.00%            0.01%
 Other                                        1.18%            2.44%            1.21%
--------------------------------------------------------------------------------------
PREPAYMENT PENALTY TERMS
        None                                 48.70%           55.85%           48.87%
        12 months                             0.62%            1.27%            0.64%
        24 months                             0.28%            0.00%            0.27%
        36 months                            48.21%           40.36%           48.02%
        60 months                             1.74%            0.86%            1.72%
        Other (not more than 60               0.44%            0.51%            0.45%
        months)
        Other (more than 60                   0.00%            1.16%            0.03%
        months)
--------------------------------------------------------------------------------------
GEOGRAPHIC CONCENTRATION (> 5%)            8.02% CA        28.66% CA         8.52% CA
-------------------------------
                                           7.43% FL         8.34% MD         7.32% FL
                                           5.46% MD         6.88% VA         5.53% MD
                                           5.34% PA                          5.37% VA
                                           5.34% VA                          5.23% PA
                                           5.02% OH
--------------------------------------------------------------------------------------

________________________________________________________________________________
                                Bear Stearns Logo

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

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Bear Stearns is not responsible for any recommendation, solicitation, offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
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